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                                                                    EXHIBIT 10.9


                AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT
                         Dated as of February 3, 1999
                                    between
               Nitinol Medical Technologies, Inc. (the "Lender")
                                      and
                Image Technologies Corporation (the "Borrower")

     This Amendment No. 2 (the "Amendment") to that certain Loan and Security Agreement dated as of May 29, 1997, as amended, (the "Loan Agreement") by and among Nitinol Medical Technologies, Inc. (the "Lender") and Image Technologies Corporation (the "Borrower"). All capitalized terms used therein and not otherwise defined shall have the meanings ascribed to such terms in the Agreement.

     WHEREAS, the Company has entered into a Revolving Credit Note No. 3 with the Lender of even date herewith under which the Purchaser will lend to the Company the sum of $100,000.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Amendment  of Article I. The definition of "Revolving Credit
          -----------------------
Commitment" is deleted and replaced with the following language: 'Revolving Credit Commitment' means the obligation of Lender to make Revolving Loans to Borrower in an aggregate amount not to exceed $2,150,000, less the principal amount of any Loan that has been converted into shares of Series A Preferred pursuant to Article IX of this Agreement."

     2.   Miscellaneous.
          -------------

          2.1    Governing Law. This Amendment shall be governed by and
                 -------------
     construed and enforced in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the principles of conflicts of laws thereof.

          2.2    Remaining Agreement. Except as amended hereby, the Loan
                 -------------------
     Agreement, as amended, shall remain in full force and effect in all respects.

          2.3    Counterparts; Effectiveness. This Amendment may be signed in
                 ---------------------------
     any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Amendment shall become effective when executed by the Borrower and the Lender.



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     IN WITNESS WHEREOF, this Amendment No. 2 to the Loan Agreement is hereby executed as of the date first above written pursuant to Section 8.2 of the Loan Agreement by (i) the Borrower and (ii) the Lender.

                                        BORROWER:

                                        IMAGE TECHNOLOGIES CORPORATION



                                        By:  /s/ James C. Torraco
                                           ----------------------------------
                                             Name:   James C. Torraco
                                             Title:  President



                                        LENDER:

                                        NITINOL MEDICAL TECHNOLOGIES, INC.



                                        By:  /s/ Thomas M. Tully
                                           ----------------------------------
                                             Name:   Thomas M. Tully
                                             Title:  President


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